                             VALUECLICK, INC.

                         1999 STOCK OPTION PLAN

                             PLAN AMENDMENT
                             ---------------

         The ValueClick, Inc. 1999 Stock Option Plan (the "Plan") is hereby amended, effective October 8, 1999, as follows:

         1. The first sentence of Section 1 is hereby amended to read as follows:

         The Company shall reserve TWO MILLION (2,000,000) shares (the
     "Shares") of its Common Stock, with a par value $0.001 (the "Common Stock") to be issued upon exercise of the Options which may be granted from time to time under this Plan (the "Options").

         2. Except as modified by this Plan Amendment, all the existing terms and provisions of the Plan shall continue in full force and effect.

         IN WITNESS WHEREOF, ValueClick, Inc. has caused this Plan Amendment to be executed on its behalf by its duly authorized officer on this 8th day of October, 1999.


                                            VALUECLICK, INC.,
                                            a Delaware corporation




                                            By: /s/ KURT A. JOHNSON
                                               -------------------------------
                                            Name:  Kurt A. Johnson
                                            Title: Chief Financial Officer

                                VALUECLICK, INC.

                             1999 STOCK OPTION PLAN
                           --------------------------


                  This ValueClick, Inc. 1999 Stock Option Plan (the "Plan") was adopted by the Board of Directors of ValueClick, Inc., a Delaware corporation (the "Company") on May 13, 1999, and by the stockholders of the Company on May 13, 1999.

         1.       PURPOSES.

         The purpose of the Plan is to strengthen the Company and any corporations and other entities which are or may hereafter become subsidiary corporations or associations of the Company ("Subsidiaries") by providing an additional means of attracting and retaining competent directors, officers, and employees and by providing to participating directors, officers and employees added incentive for superior performance. The Plan seeks to accomplish these purposes and achieve these results by providing a means whereby such directors, officers, and employees may purchase shares of the common stock of the Company pursuant to Options granted in accordance with this Plan.

         2.       STOCK SUBJECT TO PLAN.

                  The Company shall reserve ONE MILLION FIVE HUNDRED TWENTY THOUSAND (1,520,000) shares (the "Shares") of its Common Stock, with a par value $0.001 (the "Common Stock") to be issued upon exercise of the Options which may be granted from time to time under this Plan (the "Options"). As it may from time to time determine, the Board of Directors of the Company (hereinafter called the "Board") may authorize that the Shares may be comprised, in whole or in part, of authorized but unissued shares of the Common Stock of the Company. If Options granted under this Plan terminate or expire before being exercised in whole or in part, the Shares subject to those Options that have not been issued may be subjected to subsequent Options granted under this Plan.

         3.       ADMINISTRATION OF THE PLAN.

                  The Board may at its discretion appoint a Stock Option Committee (hereinafter called the "Committee") which shall consist of not fewer than two (2) members of the Board who are not also employees or officers of the Company, or, at the discretion of the Board, may consist of the entire Board, to administer this Plan. Subject to the express provisions of this Plan and guidelines which may be adopted from time to time by the Board, the Committee (if one is appointed) shall have plenary authority in its discretion to (a) determine the individuals to whom, and the time at which, Options are granted, and the number and purchase price of the Shares subject to each Option; (b) determine whether the Options granted shall be "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-statutory stock options, or both; (c) interpret this Plan and prescribe, amend, and rescind rules and regulations relating to it; (d) determine the terms and provisions (and amendments thereof) of the respective Option Agreements subject to Section 6 of this Plan, which need not be identical, including, if the Board or the Committee shall determine that a particular Option is to be an incentive stock option, such terms and provisions (and amendments thereof) as the Committee deems necessary to provide for an incentive stock option or to conform to any change in any law, regulation, ruling or interpretation applicable to incentive stock options; and (e) make any and all determinations which the Committee deems necessary or advisable in administering this Plan. The Committee's determination on the foregoing matters shall be conclusive.

         4.       PERSONS ELIGIBLE.

                  (a) All persons who are directors or full-time salaried employees of, or consultants to, the Company or of any Subsidiary are eligible to participate in this Plan, and to be granted Options hereunder. For the purposes of this Plan, (i) the term "employee" shall be deemed to conform to the requirements of Section 422 of the Code, and (ii) the term "subsidiary" means subsidiary corporations as defined in Section 424 of the Code.

                  (b) Employees of the Company or its subsidiaries may be granted either incentive or non-statutory options. Consultants (including officers and directors) of the Company and its subsidiaries may be granted only non-statutory options, except officers and directors who are also employees, who may be granted either incentive or non-statutory options.

                  (c) The aggregate fair market value (determined as provided in Section 6(a)(iii), below) of the Shares with respect to which incentive stock options are exercisable for the first time by an Optionee during any calendar year (under all incentive stock option plans of the Company or its parent or subsidiaries) shall not exceed $100,000.

         5.       CHANGES IN CAPITAL STRUCTURE.

                  (a) EFFECT ON THE PLAN. In the event of changes in the outstanding capital stock of the Company by reason of any stock dividend, stock split or reverse split, reclassification, recapitalization, merger or consolidation, reorganization, liquidation, or equivalent event, the Committee and/or the Board shall make such adjustments in the aggregate number and class of shares available under this Plan as it deems to be appropriate and in accordance with the terms of the Plan. Such determination shall be final, binding, and conclusive.

                  (b)      EFFECT OF CERTAIN EVENTS ON OUTSTANDING OPTIONS.

                           (i) STOCK SPLITS AND LIKE EVENTS. Should a stock
dividend, stock split, reverse stock split, or reclassification occur, then the Committee and/or the Board shall make such adjustments in (A) the number and class of shares to which Optionees will thereafter be entitled upon exercise of their outstanding Options and (B) the price which Optionees shall be required to pay upon such exercise, as it in its sole discretion in good faith deems appropriate; PROVIDED, that each such adjustment shall have the result that an Optionee exercising an Option subsequent to such occurrence shall have paid the same aggregate exercise price to exercise the entire Option and shall then hold the same class and aggregate number of shares as if such Optionee had exercised the outstanding Option immediately prior to such occurrence.

                           (ii) RECAPITALIZATIONS; ASSUMPTION OF OPTIONS.

                           (A) In the event of

                           (I) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company and the Options granted under this Plan are assumed by the successor corporation, which assumption shall be binding on all Optionees);

                           (II) a dissolution or liquidation of the Company;

                           (III) the sale of substantially all of the assets of the Company; or

                           (IV) any other transaction which qualifies as a "corporate transaction" under Section 424(a) of the Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale, or transfer of all or substantially all of the outstanding shares of the Company):

                  then, and in each such case, any or all outstanding Options may be assumed or replaced by the successor corporation, which assumption or replacement shall be binding on all Optionees. In the alternative, the successor corporation may substitute an option as nearly equivalent as practicable.

                           (B) In the event such successor corporation, if any,
                  refuses to assume or substitute Options, as provided above, pursuant to a transaction described in Section 5(b)(ii)(A) above, the Committee and/or the Board shall provide for the Optionee to have the right to exercise the Option in full as to all of the shares subject to the Option, including shares as to which the Option would not otherwise yet be exercisable. If the Option is made fully exercisable in such event in lieu of assumption or substitution of the Option by the successor corporation, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of fifteen (15) days from the date of the notice, and the Option shall expire upon the expiration of that period.

                           (C) Subject to any greater rights granted to
                  Optionees under the foregoing provisions of this Section 5, in the event of the occurrence of any transaction described in
                  Section 5(b)(ii)(A), any outstanding Options shall be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, sale of assets, or other "corporate transaction."

                           (D) The Company, from time to time, may also
                  substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either (I) granting an Option under this Plan in substitution of such other company's award, or (II) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Option granted under this Plan. Such substitution or assumption shall be permissible if the holder of the substituted or assumed option would have been eligible to be granted an Option under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award shall remain unchanged (except that the exercise price and the number and nature of shares issuable upon exercise of any such Option will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing Option, such new Option may in the discretion of the Board (or the Committee) be granted with a similarly adjusted exercise price.

         6.       TERMS AND CONDITIONS OF OPTIONS.

                  Each Option granted under this Plan shall be evidenced by a stock Option Agreement (an "Agreement") which is not inconsistent with this Plan, and the form of which the Committee and/or Board may from time to time determine, PROVIDED that any such Agreement shall contain the substance of the following:

                  (a)      OPTION PRICE.

                           (i) MINIMUM EXERCISE PRICES. The per share exercise
price of all Options granted under this Plan shall be: (A) in the case of incentive stock options, not less than one hundred percent (100%) of the fair market value of a share of Common Stock; or (B) in the case of non-statutory options, not less than eighty five percent (85%) of such fair market value; in either case determined as provided in paragraph (a)(iii) of this Section 6, below.

                           (ii) MINIMUM EXERCISE PRICES FOR PRINCIPAL
STOCKHOLDERS. If, at the time a given Option is granted, the Optionee owns shares possessing more than ten percent (10%) of the total combined voting power of all the classes of stock of the Company or of its parent or subsidiaries (a "Principal Stockholder"), the Option price of his or her incentive and non-statutory stock Options shall be not less than one hundred ten percent (110%) of the fair market value of the

Shares, determined as provided in paragraph (a)(iii) of this Section 6, below.

                           (iii) DETERMINATION OF FAIR MARKET VALUE. Whenever
any determination of the fair market value of the company's stock is required to be made, such fair market value shall be determined in accordance with the valuation methods described in Section 20.2031-2 of the Treasury Regulations, or any currently effective successor regulation thereto, or otherwise as the Board or the Committee may in good faith direct. In each case, the date and time as of which such fair market value shall be determined is the close of business on the date immediately prior to the date on which the Board or the Committee awards the Options in question (or, if the Common Stock is at that time listed on any national exchange or automated quotation system, the close of business on the last trading day immediately prior to the date on which the Board or the Committee awards the Options in question).

                  (b)      METHOD OF EXERCISE.

                           (i) At the time of purchase, the purchase price of
any Shares purchased hereunder (and any tax due upon exercise) shall be paid in full, and may be paid, at the discretion of the Board or the Committee: (A) in cash or cash equivalent acceptable to the Board or the Committee, (B) with a promissory note secured by the Shares purchased, (C) with outstanding stock of Company at such value as the Board or the Committee shall determine to be the fair market value of such stock on the date of exercise in accordance with the provisions of paragraph (a)(iii) of this Section 6, above, or (D) with a combination of any of the foregoing. If shares of outstanding Common Stock are used as payment or part payment, and such shares were acquired upon prior exercise of an Option granted under this Plan, then such shares must have (I) been owned by the Optionee for more than six (6) months on the date of surrender and (II) an aggregate fair market value on the date of surrender of not less than the aggregate exercise price of the Shares as to which said Option shall be exercised.

                           (ii) To the extent that the right to purchase Shares
has accrued under an Option, the Option holder may exercise said Option from time to time by (A) giving written notice to the Company stating the number of Shares with respect to which the Option is being exercised, (B) submitting with said notice payment of the full purchase price of said Shares as described in paragraph (b)(i) of this Section 6, above, and (C) if applicable, complying with the requirements of paragraph (b)(iii), and any requirements of the Company upon advice of its counsel pursuant to paragraph (b)(iv), of this Section 6, below.

                           (iii) At the discretion of the Board or the
Committee, the Optionee may be required, as a condition of the exercise of any Option, to make such representations and warranties to the Company as may be reasonably be required under applicable state and federal securities laws.

                           (iv) After receiving the notice, payment, and
evidence of compliance described in paragraphs (b) (ii) and (b)(iii) of this
Section 6, above, the Company shall issue, at the main office of the Company or such other place as shall be mutually acceptable, a certificate or certificates representing the number of Shares to be delivered, out of authorized but unissued Shares or reacquired Shares of its capital stock. The certificate shall be issued within thirty (30) days after full compliance with all of such conditions; PROVIDED, HOWEVER, that the time of such delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with such procedures as may, in the opinion of counsel to the Company, be desirable in view of federal and state laws, including corporate securities laws and revenue and taxation laws, and the provisions of this Plan. If the Option holder fails to accept delivery of any or all of the number of Shares specified in such notice upon tender of delivery of the certificates representing them, the right to exercise the Option with respect to such undelivered Shares may, at the Committee's discretion, be terminated.

                  (c) OPTION TERM. The Board or the Committee may grant Options for any term, but shall not grant any Options for a term longer than ten (10) years from the date the Option is granted (except in the case of an incentive stock option granted to a Principal Stockholder, in which case the term shall be no longer than five (5) years from the date the Option is granted). Each Option shall be subject to earlier termination as provided in Section 6(f) of this Plan.

                  (d)      TIME OF EXERCISE OF OPTIONS.

                           (i) Except as provided in clause (ii), below, each
Option granted under this Plan shall be exercisable on such date or dates, upon or after the occurrence of certain events, or upon or after the achievement of certain performance milestones (which dates may be advanced or which occurrences or achievements may be waived in whole or in part or extended at the discretion of the Board or the Committee), during such period, and for such number of Shares, as shall be determined by the Board or the Committee in its sole discretion.

                           (ii) Notwithstanding clause (i), above, if and for so
long as the Company is relying on the exemption from qualification provided by
Section 25102(o) of the California Corporate Securities Law of 1968, as amended (the "Law") and such minimum vesting is a requirement of such exemption,

                           (A) all options granted hereunder shall (subject to
                  reasonable conditions including continued employment or directorship of the Optionee) vest at a minimum rate of 20% per year, beginning with the first year after the Option grant, except that

                           (B) options granted to offices, directors, and
                  consultants may vest at any time.

                           (iii) If an Option becomes exercisable upon the
occurrence of certain specified events or achievements of certain specified performance milestones, it shall not be exercised unless and until the Board or the Committee shall determine, and notify the Optionee in writing, that such events have occurred or that such performance milestones have been achieved.

                  (e) NONASSIGNABILITY OF OPTION RIGHTS. No Option shall be assignable or transferable by the optionee except by will or by the laws of descent and distribution. During the life of an Optionee, his or her Options shall be exercisable only by the Optionee.

                  (f) EFFECT OF TERMINATION OF EMPLOYMENT OR DIRECTORSHIP.

                           (i) TERMINATION OTHER THAN BY DEATH, DISABILITY, OR
FOR CAUSE. In the event that an Optionee's employment or consulting with the Company and its Subsidiaries ceases during the Optionee's life for any reason (except disability or death), including but not limited to retirement and termination for cause, then, (subject to the provisions of clause (iii) of this paragraph (f), below), any incentive or non-statutory stock option or unexercised portion thereof held by such Optionee which is otherwise exercisable shall terminate unless exercised within thirty (30) days after the date on which the Optionee's employment or directorship shall have ceased.

                           (ii) TERMINATION BY REASON OF DEATH OR DISABILITY. In
the event that any Optionee shall suffer death or disability (as defined in Section 22(e)(3) of the Code)

                                    (A)     while employed or serving as a
                                            director of the Company, or

                                    (B)     at the discretion of the Board or
                                            the Committee, within a specified
                                            period of not more than three (3)
                                            months nor less than thirty (30)
                                            days from the date on which such
                                            employment or directorship ceases,

then any option or unexercised portion thereof granted to the Optionee, if otherwise exercisable by the Optionee at the date of such death or disability, may (subject to the provisions of clause (iv) of this paragraph (f), below) be exercised by the Optionee (or by his or her personal representatives, heirs or legatees) within a period of time, which shall be specified in the Option Agreement, not to exceed one (1) year nor to be fewer than six (6) months from the date of death or disability of the Optionee.

                           (iii) TERMINATION FOR CAUSE. In the event that any
Optionee's employment or directorship shall be terminated for cause, his or her Options shall, effective immediately thereupon, terminate, and shall thereafter be void and unexercisable.

                           (iv) NO EXTENSION OF TERM. Anything to the contrary
herein notwithstanding, no extension provided under this Section 6(f) shall have the effect of extending the term of any Option granted under this Plan past its expiration date as provided in the Option Agreement under which it was granted.

                  (g) RIGHTS OF OPTIONEES. No Optionee shall have rights as a stockholder with respect to any Shares subject to an Option until the date of issuance of a share certificate to the Optionee for such Shares. No adjustment shall be made for dividends or other rights of which the record date is prior to the date such share certificate is issued. Neither this Plan, nor any action or agreement thereunder, shall confer on any Optionee, or on any person eligible to receive Options hereunder, any rights of employment by, or to election or retention as an officer or director of, the Company or any of its Subsidiaries.

                  (h) TAX WITHHOLDING. To the extent required by applicable law, the Company shall withhold from the pay of an Optionee any taxes required to be withheld upon exercise of an Option. The Company may instead at its discretion require that the taxes be paid to the Company concurrently with the exercise of the Option as a condition to the exercise of the Option. The Company may, at the discretion and upon the approval of the Committee, permit the Optionee to pay some or all of such taxes by (i) tendering to the Company outstanding shares of the Company's stock held by the Optionee, meeting the same criteria and valued in the same manner as stock tendered to pay the exercise price as set forth in
Section 6, above, or (ii) reducing, at the Optionee's instructions, the number of shares to be issued upon exercise of the Option, with such shares similarly valued.

                  (i) RESTRICTIONS ON SHARES. To the extent required by the Company's Bylaws, or at its discretion by the Board of Directors or the Committee, all Shares issued upon exercise of Options granted hereunder shall be subject to (i) a right of repurchase, (ii) a first right of refusal, (iii) a market stand-off in the event of any public offering of the Company's Common Stock, or other Company securities convertible into Common Stock, and/or (iv) such other restrictions on the ownership and/or transfer of the Shares as may seem reasonable to the Board and/or the Committee. Holders of Shares may be required to execute non-disclosure agreements prior to being shown certain information concerning the Company.

                  (j) COPY OF THE PLAN. Each Option Agreement issued pursuant to the Plan shall be accompanied by a copy of the Plan itself, including all currently effective amendments thereto.

                  (k) OTHER CONDITIONS IMPOSED BY REGULATORY AUTHORITIES. This Plan, the granting of any Option hereunder, the exercise of any Options hereunder, and the issuance of shares upon the exercise of any Option, shall be subject to such approval or other conditions as may be required or imposed by any regulatory authority having jurisdiction to issue regulations or rules with respect thereto, including the securities laws of various governmental entities.

         7.       LIMITATIONS ON OPTION ISSUANCES UNDER RULE 701, IF APPLICABLE.

                  (a) The aggregate offering price of Shares subject to outstanding Options under this Plan in reliance on Rule 701 (or any successor thereto) under the Securities Act of 1933 ("Rule 701"), plus all other securities of the Company sold during the previous twelve (12) months in reliance on Rule 701, may not at any time exceed fifteen percent (15%) of the Company's total assets, measured as of the end of the Company's most recent fiscal year.

                  (b) No Option may be issued under the Plan in reliance on Rule 701 if the number of Shares subject to Options which would thereafter be outstanding, plus other Shares sold during the preceding twelve (12) months in reliance upon Rule 701, would exceed fifteen percent (15%) of the total number of then-outstanding Shares, including all Shares issuable pursuant to the exercise of outstanding options, rights, warrants, or the conversion of other convertible securities unless such outstanding options, rights, warrants, or other convertible securities were issued pursuant to Rule 701, in which case the number of outstanding shares shall be deemed to include the number of Shares into which such convertible securities may be converted.

         8. AMENDMENT OF THE PLAN.

                  The Board of Directors of the Company may at any time amend this Plan; PROVIDED, HOWEVER, that

                  (a) no amendment may affect any then outstanding Options or any unexercised portions thereof without the prior consent of the holders of such Options, and

                  (b) any amendment which effects one or more of the following changes in the Plan shall be subject to stockholder approval:

                           (i) any increase in the number of Shares reserved for issuance under the Plan,

                           (ii) any alteration in the class of persons eligible to be granted incentive stock Options,

                           (iii) any amendment which causes Options granted to employees and intended to be incentive Options under this Plan not to qualify as "incentive stock options" under Section 422 of the Code,

                           (iv) any amendment which amends this Section 8, and/or

                           (v) if the Company then has registered a class of equity securities pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, any amendment which would cause this Plan not to satisfy the conditions of Rule 16b-3 (or any then-current replacement therefor) as then in effect.

         9.       FINANCIAL INFORMATION.

                  (a) Within ninety (90) days after the end of each fiscal year, the Company shall provide every holder of a currently outstanding Option under the Plan with a copy of its financial statements, either audited or unaudited, for that fiscal year. The Company may require the Optionee to enter into a nondisclosure agreement in connection with his or her receipt of such financial statements; PROVIDED, HOWEVER, that any such nondisclosure agreement may not contain provisions which are more stringent than those the Company imposes generally on its stockholders who are also receiving the financial statements.

                  (b) Notwithstanding the foregoing provisions, whenever the Company provides financial statements, whether audited or unaudited, to all of its stockholders as a group, the Company shall also concurrently provide each Optionee with a copy of such financial statements.

         10.      TERMINATION OF THE PLAN.

                  (a) The Board may terminate this Plan at any time. If not earlier terminated, this Plan shall terminate ten (10) years from the date of its adoption by the Board of Directors. Termination of this Plan will not affect rights and obligations theretofore granted and then in effect.

                  (b) This Plan, the granting of any Option hereunder, and the issuance of Shares upon the exercise of any Option granted hereunder, shall be subject to such approval or other conditions as may be required or imposed by any regulatory authority having jurisdiction to issue regulations or rules with respect thereto, including the securities laws of the various States and other governmental entities.

                    FORM OF INCENTIVE STOCK OPTION AGREEMENT


                                VALUECLICK, INC.

                        INCENTIVE STOCK OPTION AGREEMENT


         THIS INCENTIVE STOCK OPTION AGREEMENT (the "Agreement") is made and entered into to be effective as of the __ day of ________, 1999, (the "Effective Date"), by and between ValueClick, Inc., a California corporation (the "Company"), and ______________ (the "Optionee"), pursuant to the Company's 1999 Stock Option Plan (the "Plan"), which reserves for issuance to persons serving the Company as employees certain shares of the Company's Common Stock (hereinafter called the "Common Stock").


                                  R E C I T A L

         The Company desires to carry out the purposes of the Plan by affording Optionee an opportunity to purchase shares of Common Stock by means of the grant of an incentive stock option, as hereinafter provided.


                                A G R E E M E N T

         Based upon the facts and premises described above and the mutual covenants below, the parties hereto do hereby agree as follows:


         1.       GRANT OF OPTION

         The Company hereby grants to Optionee the right and option (hereinafter called the "Option") to purchase all or any part of an aggregate of _________________ (_______) shares of Common Stock (such number being subject to adjustment as provided in Section 7 hereof and hereinafter called the "Option Shares") on the terms and conditions herein set forth. The Option is intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").


         2.       PURCHASE PRICE

         The purchase price of the Option Shares shall be _______________________________ ($_____) per share, which price has been determined by the Stock Option Committee (hereinafter called the "Committee") appointed by the Board of Directors (the "Board") to be not less than __________ percent (___%) of the fair market value of the Option Shares as of the date on which this Option was granted.

         3.       TERMS OF OPTION

                  (a) OPTION TERM. This Option shall be exercisable in accordance with its terms for a period of ____ (__) calendar years from and after the Effective Date (the "Option Term"). Unless it is earlier terminated as provided in Sections 5, 6, or 7 below, this Option shall terminate, and all rights of Optionee hereunder shall expire, at the close of business on the last day of the Option Term, or when all of the Option Shares have been acquired, whichever first occurs.

                  (b) VESTING SCHEDULE. Subject to the provisions of paragraph
(a), above and Sections 3(e) and 8, below, this Option shall be and become exercisable as follows:

                  (i) Except as provided in Sections 6(a) and 7(c), below, the Option may not be exercised, in whole or in part, prior to the date which is one (1) calendar year after the Effective Date (the "Initial Exercise Date");

                  (ii) During the calendar year commencing with the Initial Exercise Date, the Optionee shall be entitled to exercise the Option to the extent of twenty percent (20%) of all of the Options granted hereby; and each of the next four (4) calendar years thereafter, commencing with the anniversary of the Initial Exercise Date, the Optionee shall be entitled to exercise an additional twenty percent (20%) of all of the Options granted hereby.

                  (iii) On and after the fifth (5th) anniversary of the Initial Exercise Date, and until the expiration of the Option Term, the Optionee shall be entitled to exercise this Option to purchase all of the Option Shares to which the Optionee is then entitled hereunder.

                  (c) MINIMUM OPTION EXERCISE. This Option may be exercised as to any or all of the Option Shares then available for exercise as set forth above; PROVIDED, HOWEVER, that if at any time this Option is exercised for fewer than all of the then-available Option Shares, it cannot be exercised for less than one hundred (100) Option Shares unless it is being then exercised for all of the Option Shares then remaining available under this Agreement.

                  (d) PAYMENT OF PURCHASE PRICE. The purchase price of the Option Shares as to which this Option is at any time exercised shall be paid in full at time of exercise, as provided in Section 8, below. Payment shall be made in cash money of the United States of America.

                  (e) NO EXERCISE AFTER TERMINATION OF EMPLOYMENT. Except as provided in Sections 5 and 6, below, this Option may not be exercised at any time unless the Optionee is then in the service of the Company as an employee and shall have been continuously employed by the Company or a subsidiary since the Effective Date.

                  (f) NO RIGHTS AS A SHAREHOLDER. The Optionee shall not have any of the rights of a shareholder with respect to the Option Shares unless and until this Option has been exercised with respect to such shares and certificates representing such Option Shares have been issued and delivered to the Optionee by the Company.


         4.       NONTRANSFERABILITY

         This Agreement, and the Options granted pursuant hereto, shall not be transferable otherwise than by will or the laws of descent and distribution, and they may be exercised, during the lifetime of the Optionee, only by the Optionee. More particularly (but without limiting the generality of the foregoing), these Options may not be assigned, transferred (except as provided above), pledged, or hypothecated in any way, shall not be assignable by operation of law, and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation, or other disposition of the Options granted hereunder contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon them or upon this Agreement, shall be null and void and without effect.

         5.       TERMINATION OF OPTIONEE'S EMPLOYMENT.

         (a) EFFECT OF TERMINATION. Except as provided in Section 6, below, (i) the Options granted hereunder may not be exercised by or on behalf of the Optionee or by any other person or entity from or after the date on which the Optionee's employment with the Company is terminated, regardless of the reason for such termination, whether it is with or without cause, or whether it is at the initiative of the Optionee or the Company, and (ii) from and after the time and date of such termination, the Options granted hereby shall automatically become void and invalid, without any requirement of prior or other notice to any party.

                  (b) NO RIGHT TO FUTURE EMPLOYMENT. Nothing in this Agreement or in the transactions taken pursuant hereto shall be construed to constitute or be evidence of an agreement or understanding, express or implied, on the part of the Company or its subsidiaries to continue utilizing the Optionee as an employee or consultant for any specific period of time. Except as may otherwise be agreed to in writing between the Company and the Optionee, any consulting arrangement or full-time employment of the Optionee shall be terminable at the will of the Company, with or without cause, and shall also be terminated by the Optionee's resignation, death, or permanent disability.

         6.       DEATH OR DISABILITY OF OPTIONEE

                  (a) POST-TERMINATION EXERCISE. If, during the Option Term as described in Section 3(a), above, the employment, consultancy, or Directorship is terminated as a result of his or her (i) death, or (ii) disability as defined in either Section 22(e)(3) of the Code or the Americans with Disabilities Act, as amended (the "ADA"), then and in each such case this Option may be exercised (to the extent that the Optionee shall have been entitled to do so at the date of his or her death or disability) by the Optionee (or by the Optionee's personal representatives, heirs, or legatees) at any time within one
(1) year after the Optionee's death or disability, but not after the termination date described in Section 3(a), above.

                  (b) NO IMPLICATIONS CREATED OR INFERRED. The Company's permission as described in Paragraph (a), above, to the Optionee to exercise this Option after the termination of his or her employment shall not give rise to any implication (or be admissible in any proceeding as an admission or as evidence) as to whether the Optionee is or is not, or at any time was or was not, (i) disabled as defined by the Code, state law, or the ADA, (ii) unable to perform his or her job functions, or (iii) terminated because he or she could not perform his or her job functions, or as to whether the Company has or has not made reasonable efforts to accommodate any disability which the Optionee may have had.

                  (c) POTENTIAL TAX EFFECTS. The Optionee understands that if he or she is disabled as provided in the ADA or under state law, , but not as defined in Section 22(e)(3) of the Code, then at some point after termination of his employment the Option may convert from an incentive to a non-statutory stock option; and upon any exercise of the Option thereafter federal (and possibly state) income tax may be or become due on any difference between the then fair market value of the Option Shares at the time of exercise and the Option exercise price; and in such event Optionee agrees that he will obtain and rely on tax advice from advisors who are independent of the Company.

         7.       ADJUSTMENTS UPON CHANGES IN CAPITAL STRUCTURE

                  (a) STOCK SPLITS AND LIKE EVENTS. In the event of a stock dividend, stock split, reverse stock split, or reclassification, the aggregate number and/or class of shares subject to this Option and the exercise price prior to such occurrence shall be appropriately adjusted in accordance with the terms of the Plan. The adjustment shall have the result that if Optionee exercises a portion of the Option subsequent to the applicable event, then Optionee shall pay the same aggregate exercise price to exercise the same portion of the Option, and shall then receive the same class and proportionate number of shares, as if Optionee had exercised that portion of the Option immediately prior to such the event.

                  (b) RECAPITALIZATIONS; ASSUMPTION OF OPTIONS. In the event of any

                           (i) merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the shareholders of the Company and the options granted under this Plan are assumed by the successor corporation in a manner binding on all optionees);

                           (ii)     dissolution or liquidation of the Company;

                           (iii) sale of substantially all of the assets of the Company; or

                           (iv) other transaction which qualifies as a "corporate transaction" under Section 424(a) of the Code wherein the shareholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company):

then this Option, if still outstanding, may be assumed or replaced by the successor corporation, which assumption or replacement shall be binding on Optionee. In the alternative, the successor corporation may substitute an option as nearly equivalent hereto as practicable.

                  (c) FAILURE OR REFUSAL TO ASSUME. In the event the successor corporation, if any, fails or refuses to assume or substitute the Option, as provided above, pursuant to a transaction described in Section 7(b)(i) above, the Company shall provide for Optionee to have the right to exercise the Option in full as to all of the shares subject to the Option, including shares as to which the Option would not otherwise yet be exercisable pursuant to Section 3, above. If the Option is made fully exercisable in such event in lieu of an assumption or substitution of the Option by the successor corporation, the Company shall notify Optionee that the Option shall be fully exercisable for a period of fifteen (15) days from the date of the notice, and the Option shall expire upon the expiration of that period.

                  (d) OTHER RIGHTS CREATED BY AGREEMENT. Subject to any greater rights granted to Optionee under the foregoing provisions of this Section 7, in the event of any transaction described in Section 7(b)(i), the Option, to the extent outstanding, shall be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, sale of assets, or other corporate transaction.


         8.       METHOD OF EXERCISING OPTION; INVESTMENT REPRESENTATION

                  (a)      METHOD OF EXERCISE.

                           (i) Subject to the terms and conditions of this
Agreement, the Option may be exercised by written notice, delivered to the Company at its main office. The notice shall (A) be in a form reasonably satisfactory to the Company, (B) state the election to exercise the Option and the number of shares in respect of which it is being exercised, (C) be signed by the person or persons so exercising the Option, and (D) include the representations described in paragraph (d) of this Section 8, below. In the event the Option shall be exercised pursuant to

Section 6 hereof after Optionee's death or disability, the notice shall be accompanied by appropriate proof of the right of the person or persons to exercise the Option. All shares purchased upon the exercise of the Option as provided herein shall be fully paid and nonassessable.

                           (ii) The notice shall be accompanied by payment of
the full purchase price of the Option Shares (and any tax due upon exercise), which may be paid: (A) in cash or cash equivalent acceptable to the Company, (B) at the discretion of the Company, with a promissory note secured by the Option Shares being purchased, (C) at the discretion of the Company, with outstanding stock of Company at such value as the Board of Directors shall determine to be the fair market value of such stock on the date of exercise, or (D) with a combination of any of the foregoing. If shares of outstanding Common Stock are used as payment or part payment, and such shares were acquired upon prior exercise of an option granted under the Plan, then such shares (x) must have been owned by the Optionee for more than six (6) months on the date of surrender and (y) must have an aggregate fair market value on the date of surrender of not less than the aggregate exercise price of the Option Shares as to which this Option is currently being exercised.

                           (iii) Subject to paragraph (b) of this Section 8,
below, the Company shall, within thirty (30) days after the Company receives (A) a notice of exercise, in form and content reasonably satisfactory to the Company, which complies with this Section 8 and (B) payment in full of the Option exercise price as provided above, deliver a certificate (or certificates) representing the shares as to which the Option shall have been exercised, to the then-current Escrow Holder under the terms of the Shareholder Buy-Sell Agreement referred to in Section 10, below.

                  (b) SECURITIES LAWS; APPROPRIATE REGISTRATION OR EXEMPTION UNDER STATE LAW REQUIRED BEFORE EXERCISE. This Option shall not be exercisable unless the Option Shares have been qualified and/or registered under the securities laws of the state in which Optionee resides, or are exempt from such qualification or registration. (The Company may, if permitted by such laws, permit the exercise of this Option but postpone delivery of the Option Shares and/or payment of the purchase price thereof, or may establish an escrow pending such qualification and/or registration.) The qualification and/or registration can typically, but not always, be effected within thirty (30) days; therefore the Optionee is advised to periodically check with the Company to verify the procedure the Company needs to follow in order to qualify and/or register the Option Shares in the state in which the Optionee resides and to give the Company at least thirty (30) days prior written notice of his or her intent to exercise the Option. Upon the Optionee's agreement to exercise the Option, the Company hereby agrees to use its reasonable, diligent efforts to promptly register and/or qualify the Option Shares in the state in which the Optionee resides so that the Option may be exercisable; but the Company shall have no liability to the Optionee if, despite such efforts, the registration and/or qualification is not obtained as promptly as desired by the Optionee. The certificates for the shares shall be subject to any legend condition imposed by the securities law of the state in which Optionee resides.

                  (c) TRANSFER RESTRICTIONS UNDER FEDERAL SECURITIES LAWS. The shares purchasable upon the exercise of options granted under the Plan have not been registered under the

Federal Securities Act of 1933, as amended (the "Act"). Therefore, unless the Option Shares are so registered prior to the Optionee acquiring them by exercising an Option, the Option Shares shall be subject to the following restrictions, and all certificates representing the Option Shares shall bear a conspicuous legend containing said restrictions as follows:

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE FEDERAL SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") IN RELIANCE IN PART ON THE EXEMPTION PROVIDED BY RULE 701, OR REGISTERED UNDER THE SECURITIES STATUTES OF ANY STATE (THE "STATE LAWS"). THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND CONSTITUTE RESTRICTED SECURITIES FOR PURPOSES OF RULE 144. NEITHER THE SHARES NOR ANY INTEREST THEREIN MAY BE TRANSFERRED, SOLD, OR OFFERED FOR SALE (1) IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE ACT AND (2) IN THE ABSENCE OF QUALIFICATION OR REGISTRATION UNDER THE STATE LAWS, WITHOUT AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION AND/OR QUALIFICATION IS NOT REQUIRED.

                  (d) INVESTMENT AND OTHER REPRESENTATIONS. Until registration of the Option Shares under the Act, the Company shall require the Optionee (and each subsequent transferee of the Shares) to represent IN THE NOTICE OF EXERCISE that the Optionee (or his or her transferee) is acquiring the Option Shares for the Optionee's (or his or her transferee's) own account, for investment, and not for purposes of resale or distribution. The Company may prohibit any sale or transfer of any interest in the Option Shares by a person so representing for one year (or such longer time as the Company reasonably deems appropriate) if such person does not demonstrate to the satisfaction of the Company that the sale or transfer was due to changed circumstances from when such person made such representation and that such representation was therefore truthfully made.

         9.       DISPOSITION OF SHARES; NOTICE OF DISPOSITION; WITHHOLDING
                  TAXES

         The Optionee shall notify the Company in writing of any sale or transfer of any Option Shares which takes place either within two (2) years following the Effective Date or within one year following the issuance of Option Shares pursuant to exercise of the Option. Such notice shall be given to the Company within ten (10) days of the sale or transfer and shall set forth the price and terms of any such sale or transfer. If any such transaction could potentially act to disqualify the Option as an incentive stock option (a "Disqualifying Disposition") the Company shall be entitled, in its sole discretion, to require Optionee or his heirs, executors, administrators, trustees, and transferees, and their successors in interest with respect to the Option Shares, to pay any applicable withholding taxes as a condition precedent to its obligation to issue the Option Shares.

         10.      MARKET STAND-OFF.

                  The Optionee shall not, unless otherwise authorized in writing by the Company, sell or otherwise transfer or dispose of any Option Shares during a period of up to one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Act; PROVIDED HOWEVER, that such agreement shall only be applicable to the Company's initial registration statement (the "First Registration Statement") and registration statements filed within three (3) years after the effective date of the First Registration Statement and if all officers and directors of the Company enter into similar agreements. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Option Shares until the end of such six-month period and place an appropriate legend on any share certificate representing the Option Shares. The restrictions contained in this
Section 12 shall be referred to as the "Market Stand-Off."

         11.      NOTICES

                  Any notice required to be given pursuant to this Agreement shall be deemed effectively given (i) to the Company upon personal delivery to the Company's President, or three (3) days after it is deposited in the U.S. mail, by registered or certified mail, postage prepaid and addressed to the Company at it principal executive office, Attention: President, and (ii) to the Optionee upon personal delivery or three (3) days after it is deposited in the U.S. mail, by registered or certified mail, postage prepaid and addressed to Optionee at the most recent address of Optionee appearing on the records of the Company. Either party may designate another address for purposes of receiving notice under this section by giving written notice to the other party thereof in accordance with this section.

         12.      PRECAUTIONARY TAX ELECTION.

                  (a) If this Option qualifies as an ISO, the Company expects that the Optionee will (under the current Code) have no regular federal or state income tax liability upon its exercise, although the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price will be treated as an adjustment to alternative minimum taxable income for federal tax purposes and may subject the Optionee to alternative minimum tax in the year of exercise. In the event that the Option described herein were to be disqualified as incentive stock options, however, the Optionee would (again, under the current Code) recognize income equal to the difference, if any between the price paid to purchase the Option Shares upon exercise of the Options and the fair market value of the Option Shares on the dates that the Option Shares become fully vested. By filing the tax election form described below, if these Options were to be disqualified as an ISO Optionee would instead recognize income on the date of exercise. Assuming the Optionee elects to file the tax election form, he or she will promptly complete the tax election form attached as Exhibit B, and the timely completion of such tax election form will constitute authorization and direction from the Optionee to the Company to file such tax election form with the Internal Revenue Service ("IRS") within thirty (30) days of the exercise of any Option. Such filing without further action automatically constitutes filing with the California Franchise Tax Board ("FTB") as well unless the Optionee indicates to the contrary on his or her California income tax for such year. The Optionee understands that, as described above, he or she should not recognize any income as the result of the exercise of an Option, but that if the Option were to be disqualified as an incentive option, then these elections would serve as his or her formal election to be taxed on the spread between the fair market value of the Option Shares at their Purchase Price as of the date of the exercise of the Option rather than the dates that the Exercised Shares become vested even though the Option Shares are subject to a substantial risk of forfeiture until such dates (after exercise) that the Option Shares become vested.

                  (b) The Optionee further understands that the IRS and/or the FTB could dispute that the Purchase Price set forth in Section 2 is the present fair market value of the Option Shares and that if the IRS or the FTB were to prevail on such a contention, then the Optionee by filing the tax election would incur taxes as of the date of exercise of the Option on the spread between the Purchase Price and the fair market value of the Option Shares on the date of exercise of the Option. The Company represents that it has determined that Purchase Price equals or exceeds the fair market value of each Option Share as of the date of grant of these Options. The Optionee, however, agrees not to sue or otherwise seek redress from the Company, the Committee, or the Company's Board of Directors for any tax liability he or she incurs due to reliance on such fair market value determination.

         13.      TAX ADVICE.

                  Notwithstanding anything contained in Section 12 above or in any other part of this Agreement, the Optionee represents and agrees that he or she has not received or relied upon any tax advice from the Company or its counsel with respect to this Agreement.

         14.      CONFIDENTIALITY AND FINANCIAL INFORMATION.

                  (a) CONFIDENTIALITY. The Company has a general policy of maintaining the confidentiality of certain Company records. The Option Shares shall be subject to such confidentiality policy and all certificates representing the Option Shares shall bear the following legend:

                  THE HOLDER OF RECORD OF THESE SHARES, AND SUCH HOLDER'S AGENTS AND ATTORNEYS, MAY BE REQUIRED TO EXECUTE NONDISCLOSURE STATEMENTS PRIOR TO BEING PERMITTED TO INSPECT CERTAIN RECORDS OF THE COMPANY.

                  (b) FINANCIAL INFORMATION. Whenever the Company provides financial statements, whether audited or unaudited, to all of its shareholders as a group, the Company shall concurrently provide the Optionee with a copy of such financial statements. Notwithstanding the foregoing, the Company shall upon request provide the Optionee at the end of its fiscal year with a copy of its financial statements, either audited or unaudited, for such fiscal year, within ninety (90) days after the end of such fiscal year, if the Optionee is then an optionee of the Company.

                  (c) CONFIDENTIALITY OF FINANCIAL INFORMATION. Optionee acknowledges that such financial statements are confidential information of the Company and are being provided solely in order to assist him in the decision of whether and when to exercise the Option. Optionee therefore agrees (i) to maintain the confidentiality of all such financial statements and not to disclose the contents of such financial statements to any third party without the prior written consent of the Company's Board of Directors and (ii) not to use such financial statements for any other purpose.

         15.      MISCELLANEOUS.

                  (a) CHOICE OF LAW; FORUM; JURISDICTION AND VENUE. This Agreement shall be governed by, and construed in accordance with, internal laws of the State of California applicable to contracts made by California residents which are to be performed in California, but without reference to the choice of laws principles of California or of any other jurisdiction. The parties agree that any suit or proceeding in connection with, arising out of, or relating to this Agreement shall be instituted only in a court (whether federal or California) located in the City and County of San Francisco, California, and for the purpose of any such suit or proceeding the parties irrevocably consent and submit to the personal and subject matter jurisdiction and venue of any such court in any such suit or proceeding. The parties hereby agree that service of process may be effected in the same manner as notice is given pursuant to
Section 11, above.

                  (b) REMEDIES. In the event of a breach by any party of its obligations under this Agreement, the aggrieved party shall be entitled to exercise any rights and remedies available at law or equity. In addition to all other rights it may have, the Company shall have the right to enjoin any sale or other transfer of the Option Shares which would violate or cause a breach of the Market Stand-Off or the securities laws of the U.S. or any state. The prevailing party in any suit or proceeding in connection with, arising out of, or relating to this Agreement shall be entitled to reasonable attorney's fees.

                  (c) AMENDMENT; WAIVER. This Agreement may only be amended or changed by a written instrument signed by the parties hereto; however no additional consideration is necessary to make such amendment or change. Any covenant, condition, or consideration contained in this Agreement may be waived or any breach thereof may be excused, only by a writing signed by the party or persons entitled to the benefits thereof or remedies therefor.

                  (d) SEVERABILITY. If the application of any provision or provisions of this Agreement to any particular facts or circumstances shall be held to be invalid or unenforceable by any court of competent jurisdiction, then
(i) the validity and enforceability of such provision or provisions as applied to any other particular facts or circumstances and the validity of other provisions of this Agreement shall not in any way be affected or impaired thereby and (ii) such provision or provisions shall be reformed without further action by the parties hereto to and only to the extent necessary to make the same valid and enforceable when applied to such particular facts and circumstances and to the extent possible consistent with the intent of such provision or provisions.

                  (e) ENTIRE UNDERSTANDING. This Agreement, and any document or agreements executed by the parties pursuant to this Agreement or incorporated herein, constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersede all prior agreements or understandings, written or oral, between the parties with respect thereto. No party shall be liable or bound to the other in any manner by any warranty, representation, or covenant contained in any such prior agreement, understanding, or contract except as specifically set forth in this Agreement.

                  (f) EXHIBITS. The exhibits referred to herein and annexed hereto are hereby incorporated into and made a part of this Agreement.

                  (g) BINDING AGREEMENT. This Agreement shall be binding on each party hereto, and on each of their respective heirs, successors, executors, administrators, and assigns.

                  (h) COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which will be deemed an original and all of which together will constitute one and the same instrument.

                  (i) TIME. Time is expressly made of the essence of this Agreement, especially (but not only) with respect to the vesting and exercise provisions set forth in Sections 3(b) and 8, above and the Market Stand-Off provisions of Section 10, above.


AUTHORIZED SIGNATURES

         IN WITNESS WHEREOF, in order to bind themselves to the terms and conditions of this Incentive Stock Option Agreement, Optionee and the Company, by its duly authorized representative, have executed this Agreement as set forth below, to be effective as of the day and year first set forth above.


THE COMPANY:                           VALUECLICK, INC.



                                       By:
                                           ------------------------------------
                                               Name:
                                                    ---------------------------
                                               Its:
                                                   ----------------------------



OPTIONEE:
                 -----------------------------
                 -----------------------------

                   FORM OF NONSTATUTORY STOCK OPTION AGREEMENT


                                VALUECLICK, INC.

                       NONSTATUTORY STOCK OPTION AGREEMENT


         THIS NONSTATUTORY STOCK OPTION AGREEMENT (the "Agreement") is made and entered into to be effective as ________, (the "Effective Date"), by and between ValueClick, Inc., a Delaware corporation (the "Company"), and _______ (the "Optionee"), pursuant to the Company's 1999 Stock Option Plan (the "Plan").


                                 R E C I T A L S

         A. This Agreement, and the Options granted hereunder, are executed and granted under the terms of the ValueClick, Inc. 1999 Stock Option Plan, a copy of which is attached hereto as Exhibit A (the "Plan"), which reserves for issuance to persons serving the Company as consultants or directors certain shares of the Company's Common Stock (hereinafter called the "Common Stock").

         B. The Company desires to carry out the purposes of the Plan by affording Optionee an opportunity to purchase shares of Common Stock by means of the grant of a nonstatutory stock option, as hereinafter provided.

         C. The Optionee desires to accept the Options hereby granted and to comply with the terms and conditions of this Agreement and of the Plan as a condition thereto.


                                A G R E E M E N T

         Based upon the facts and premises described above and the mutual covenants below, the parties hereto do hereby agree as follows:


         1.       GRANT OF OPTION

         The Company hereby grants to Optionee the right and option (hereinafter called the "Option" or the "Options") to purchase all or any part of an aggregate of ______ shares of Common Stock (such number being subject to adjustment as provided in Section 7 hereof and hereinafter called the "Option Shares") on the terms and conditions herein set forth. The Option is intended to be a nonstatutory stock option.

         2.       PURCHASE PRICE

         The purchase price of the Option Shares shall be $____ per share, which price has been determined by the Board of Directors (the "Board") or the Stock Option Committee (hereinafter called the "Committee") appointed by the Board to be the fair market value of the Option Shares as of the date on which this Option was granted.

         3.       TERMS OF OPTION

                  (a) OPTION TERM. The Options shall be exercisable in accordance with the terms of this Agreement for a period of ten (10) calendar years from and after the Effective Date (the "Option Term"). Unless it is earlier terminated as provided in Sections 5, 6, or 7 below, this Agreement, and the Options, shall terminate, and all rights of Optionee hereunder shall expire, at the close of business on the last day of the Option Term, or when all of the Option Shares have been exercised, whichever first occurs.

                  (b) VESTING SCHEDULE. Subject to the provisions of paragraph
(a) above and Sections 3(e) and 8, below, the Options shall be and become exercisable as follows:

                           (i) The Option vesting start date ("Vesting Start
Date") shall be ________.

                           (ii) All Options shall be fully vested at the Vesting
Start Date.


                  (c) MINIMUM OPTION EXERCISE. This Option may be exercised as to any or all of the Option Shares then available for exercise as set forth above; PROVIDED, HOWEVER, that if at any time this Option is exercised for fewer than all of the then-available Option Shares, it cannot be exercised for less than one hundred (100) Option Shares unless it is being then exercised for all of the Option Shares then remaining available under this Agreement.

                  (d) PAYMENT OF PURCHASE PRICE. The purchase price of the Option Shares as to which this Option is at any time exercised shall be paid in full at time of exercise, as provided in Section 8, below.
Payment shall be made in cash money of the United States of America.

                  (e) NO EXERCISE AFTER TERMINATION OF CONSULTANCY/DIRECTORSHIP. Except as provided in Sections 5 and 6, below, this Option may not be exercised at any time unless the Optionee is then in the service of the Company as a consultant or director and shall have continuously held such status with the Company or a subsidiary since the Effective Date.

                  (f) NO RIGHTS AS A SHAREHOLDER. The Optionee shall not have any of the rights of a shareholder with respect to the Option Shares unless and until this Option has been exercised with respect to such shares and certificates representing such Option Shares have been issued and delivered to the Optionee by the Company.

         4.       NONTRANSFERABILITY

         This Agreement, and the Options granted pursuant hereto, shall not be transferable otherwise than by will or the laws of descent and distribution, and they may be exercised, during the lifetime of the Optionee, only by the Optionee. More particularly (but without limiting the generality of the foregoing), these Options may not be assigned, transferred (except as provided above), pledged, or hypothecated in any way, shall not be assignable by operation of law, and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation, or other disposition of the Options granted hereunder contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon them or upon this Agreement, shall be null and void and without effect.

         5.       TERMINATION OF OPTIONEE'S CONSULTANCY/DIRECTORSHIP

                  (a) EFFECT OF TERMINATION. Except as provided in Section 6, below, (i) the Options granted hereunder may not be exercised by or on behalf of the Optionee or by any other person or entity from or after the date on which the Optionee's consultancy or directorship with the Company is terminated, regardless of the reason for such termination, whether it is with or without cause, or whether it is at the initiative of the Optionee or the Company, and
(ii) from and after the time and date of such termination, the Options granted hereby shall automatically become void and invalid, without any requirement of prior or other notice to any party.

                  (b) NO RIGHT TO FUTURE RELATIONSHIP. Nothing in this Agreement or in the transactions taken pursuant hereto shall be construed to constitute or be evidence of an agreement or understanding, express or implied, on the part of the Company or its subsidiaries to continue utilizing the Optionee as a consultant or director for any specific period of time. Except as may otherwise be agreed to in writing between the Company and the Optionee, any consulting arrangement of the Optionee shall be terminable at the will of the Company, with or without cause, and shall also be terminated by the Optionee's resignation, death, or permanent disability.

         6.       DEATH OR DISABILITY OF OPTIONEE

                  (a)      POST-TERMINATION EXERCISE.

                           (i) GENERAL. If, during the Option Term as described
in Section 3(a), above, the Optionee's consultancy, or directorship is terminated for any reason other than his or her death or disability, or for cause, and whether at the instance of the Company or the Optionee, then any Options or unexercised portion thereof held by such Optionee shall terminate unless exercised within thirty (30) days after the date on which the Optionee's consultancy or directorship shall have ceased, but not after the termination date described in Section 3(a), above.

                           (ii) TERMINATION UPON DEATH OR DISABILITY. If, during
the Option Term as described in Section 3(a), above, the Optionee's consultancy or directorship is terminated as a result of his or her (i) death, or (ii) disability as defined in either Section 422(e)(3) of the Code or the Americans with Disabilities Act, as amended (the "ADA"), then and in each such case this

Option may be exercised (to the extent that the Optionee shall have been entitled to do so at the date of his or her death or disability) by the Optionee (or by the Optionee's personal representatives, heirs, or legatees) at any time within one (1) year after the Optionee's death or disability, but not after the termination date described in Section 3(a), above.

                           (iii) TERMINATION FOR CAUSE. In the event that any
Optionee's consultancy, or Directorship shall be terminated for cause, any and all Options then remaining unexercised shall, effective immediately upon such termination and without any requirement of further notice, terminate, and shall thereafter be void and unexercisable. For purposes of this Section 6, the term "cause" shall include (A) any conviction of a felony or of a misdemeanor involving theft or the misappropriation of funds, (B) any willful failure or willful refusal without proper cause to perform fully the Optionee's obligations to the Company as directed by the Board of Directors, or (C) any material breach of the Optionee's fiduciary obligations to the Company or its stockholders.

                  (b) NO IMPLICATIONS CREATED OR INFERRED. The Company's permission as described in Paragraph (a), above, to the Optionee to exercise this Option after the termination of his or her consultancy or directorship shall not give rise to any implication (or be admissible in any proceeding as an admission or as evidence) as to whether the Optionee is or is not, or at any time was or was not, (i) disabled as defined by the Code, state law, or the ADA,
(ii) unable to perform his or her job functions, or (iii) terminated because he or she could not perform his or her job functions, or as to whether the Company has or has not made reasonable efforts to accommodate any disability which the Optionee may have had.

         7.       ADJUSTMENTS UPON CHANGES IN CAPITAL STRUCTURE

                  (a) STOCK SPLITS AND LIKE EVENTS. In the event of a stock dividend, stock split, reverse stock split, or reclassification, the aggregate number and/or class of shares subject to this Option and the exercise price prior to such occurrence shall be appropriately adjusted in accordance with the terms of the Plan. The adjustment shall have the result that if Optionee exercises a portion of the Option subsequent to the applicable event, then Optionee shall pay the same aggregate exercise price to exercise the same portion of the Option, and shall then receive the same class and proportionate number of shares, as if Optionee had exercised that portion of the Option immediately prior to such the event.

                  (b) RECAPITALIZATIONS; ASSUMPTION OF OPTIONS. In the event of any

                           (i) merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the shareholders of the Company and the options granted under this Plan are assumed by the successor corporation in a manner binding on all optionees);

                           (ii)     dissolution or liquidation of the Company;

                           (iii) sale of substantially all of the assets of the Company; or

                           (iv) other transaction which qualifies as a "corporate transaction" under Section 424(a) of the Code wherein the shareholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company):

then this Option, if still outstanding, may be assumed or replaced by the successor corporation, which assumption or replacement shall be binding on Optionee. In the alternative, the successor corporation may substitute an option as nearly equivalent hereto as practicable.

                  (c) FAILURE OR REFUSAL TO ASSUME. In the event the successor corporation, if any, fails or refuses to assume or substitute the Option, as provided above, pursuant to a transaction described in Section 7(b)(i) above, the Company shall provide for Optionee to have the right to exercise the Option in full as to all of the shares subject to the Option, including shares as to which the Option would not otherwise yet be exercisable pursuant to Section 3, above. If the Option is made fully exercisable in such event in lieu of an assumption or substitution of the Option by the successor corporation, the Company shall notify Optionee that the Option shall be fully exercisable for a period of fifteen (15) days from the date of the notice, and the Option shall expire upon the expiration of that period.

                  (d) OTHER RIGHTS CREATED BY AGREEMENT. Subject to any greater rights granted to Optionee under the foregoing provisions of this Section 7, in the event of any transaction described in Section 7(b)(i), the Option, to the extent outstanding, shall be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, sale of assets, or other corporate transaction.


         8.       METHOD OF EXERCISING OPTION; INVESTMENT REPRESENTATION

                  (a)      METHOD OF EXERCISE.

                           (i) Subject to the terms and conditions of this
Agreement, the Option may be exercised by written notice, delivered to the Company at its main office. The notice shall (A) be in a form reasonably satisfactory to the Company, (B) state the election to exercise the Option and the number of shares in respect of which it is being exercised, (C) be signed by the person or persons so exercising the Option, and (D) include the representations described in paragraph (d) of this Section 8, below. In the event the Option shall be exercised pursuant to

Section 6 hereof after Optionee's death or disability, the notice shall be accompanied by appropriate proof of the right of the person or persons to exercise the Option. All shares purchased upon the exercise of the Option as provided herein shall be fully paid and nonassessable.

                           (ii) The notice shall be accompanied by payment of
the full purchase price of the Option Shares (and any tax due upon exercise), which may be paid: (A) in cash or cash equivalent acceptable to the Company, (B) at the discretion of the Company, with a promissory note secured by the Option Shares being purchased, (C) at the discretion of the Company, with outstanding stock of the Company at such value as the Board of Directors shall determine to be the fair market value of such stock on the date of exercise, or (D) with a combination of any of the foregoing. If shares of outstanding Common Stock are used as payment or part payment, and such shares were acquired upon prior exercise of an option granted under the Plan, then such shares (x) must have been owned by the Optionee for more than six (6) months on the date of surrender and (y) must have an aggregate fair market value on the date of surrender of not less than the aggregate exercise price of the Option Shares as to which this Option is currently being exercised.

                           (iii) Subject to paragraph (b) of this Section 8,
below, the Company shall, within thirty (30) days after it receives (A) a notice of exercise, in form and content reasonably satisfactory to the Company, which complies with this Section 8 and (B) payment in full of the Option exercise price as provided above, deliver to the Optionee, or at his direction, a certificate (or certificates) representing the shares as to which the Option shall have been exercised.

                  (b) SECURITIES LAWS; APPROPRIATE REGISTRATION OR EXEMPTION UNDER STATE LAW REQUIRED BEFORE EXERCISE. This Option shall not be exercisable unless the Option Shares have been qualified and/or registered under the securities laws of the state in which Optionee resides, or are exempt from such qualification or registration. (The Company may, if permitted by such laws, permit the exercise of this Option but postpone delivery of the Option Shares and/or payment of the purchase price thereof, or may establish an escrow pending such qualification and/or registration.) The qualification and/or registration can typically, but not always, be effected within thirty (30) days; therefore the Optionee is advised to periodically check with the Company to verify the procedure the Company needs to follow in order to qualify and/or register the Option Shares in the state in which the Optionee resides and to give the Company at least thirty (30) days prior written notice of his or her intent to exercise the Option. Upon the Optionee's agreement to exercise the Option, the Company hereby agrees to use its reasonable, diligent efforts to promptly register and/or qualify the Option Shares in the state in which the Optionee resides so that the Option may be exercisable; but the Company shall have no liability to the Optionee if, despite such efforts, the registration and/or qualification is not obtained as promptly as desired by the Optionee. The certificates for the shares shall be subject to any legend condition imposed by the securities law of the state in which the Optionee resides.

                  (c) TRANSFER RESTRICTIONS UNDER FEDERAL SECURITIES LAWS. The shares purchasable upon the exercise of options granted under the Plan have not been registered under the Federal Securities Act of 1933, as amended (the "Act"). Therefore, unless the Option Shares are so registered prior to the Optionee acquiring them by exercising an Option, the Option Shares shall be subject to the following restrictions, and all certificates representing the Option Shares shall bear a conspicuous legend containing said restrictions as follows:

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE FEDERAL SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") IN RELIANCE IN PART ON THE EXEMPTION PROVIDED BY RULE 701, OR REGISTERED UNDER THE SECURITIES STATUTES OF ANY STATE (THE "STATE LAWS"). THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND CONSTITUTE RESTRICTED SECURITIES FOR PURPOSES OF RULE 144. NEITHER THE SHARES NOR ANY INTEREST THEREIN MAY BE TRANSFERRED, SOLD, OR OFFERED FOR SALE (1) IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE ACT AND (2) IN THE ABSENCE OF QUALIFICATION OR REGISTRATION UNDER THE STATE LAWS, WITHOUT AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION AND/OR QUALIFICATION IS NOT REQUIRED.

                  (d) INVESTMENT AND OTHER REPRESENTATIONS. Until registration of the Option Shares under the Act, the Company shall require the Optionee (and each subsequent transferee of the Shares) to represent in the notice of exercise that the Optionee (or his or her transferee) is acquiring the Option Shares for the Optionee's (or his or her transferee's) own account, for investment, and not for purposes of resale or distribution. The Company may prohibit any sale or transfer of any interest in the Option Shares by a person so representing for one year (or such longer time as the Company reasonably deems appropriate) if such person does not demonstrate to the satisfaction of the Company that the sale or transfer was due to changed circumstances from when such person made such representation and that such representation was therefore truthfully made.


         9.       DISPOSITION OF SHARES; NOTICE OF DISPOSITION; WITHHOLDING
                  TAXES

         The Optionee shall notify the Company in writing of any sale or transfer of any Option Shares which takes place either within two (2) years following the Effective Date or within one year following the issuance of Option Shares pursuant to exercise of the Option. Such notice shall be given to the Company within ten (10) days of the sale or transfer and shall set forth the price and terms of any such sale or transfer. The Company shall be entitled, in its sole discretion, to require Optionee or his heirs, executors, administrators, trustees, and transferees, and their successors in interest with respect to the Option Shares, to pay any applicable withholding taxes as a condition precedent to its obligation to issue the Option Shares.

         10.      MARKET STAND-OFF

                  The Optionee shall not, unless otherwise authorized in writing by the Company, sell or otherwise transfer or dispose of any Option Shares during a period of up to one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Act; PROVIDED HOWEVER, that such agreement shall only be applicable to the Company's initial registration statement (the "First Registration Statement") and registration statements filed within three (3) years after the effective date of the First Registration Statement and if all officers and directors of the Company enter into similar agreements. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Option Shares until the end of such six-month period and place an appropriate legend on any share certificate representing the Option Shares. The restrictions contained in this
Section 10 shall be referred to as the "Market Stand-Off."

         11.      NOTICES

                  Any notice required to be given pursuant to this Agreement shall be deemed effectively given (i) to the Company upon personal delivery to the Company's President, or three (3) days after it is deposited in the U.S. mail, by registered or certified mail, postage prepaid and addressed to the Company at its principal executive office, Attention: President, and (ii) to the Optionee upon personal delivery or three (3) days after it is deposited in the U.S. mail, by registered or certified mail, postage prepaid and addressed to Optionee at the most recent address of Optionee appearing on the records of the Company. Either party may designate another address for purposes of receiving notice under this section by giving written notice to the other party thereof in accordance with this section.

         12.      PRECAUTIONARY TAX ELECTION.

                  In light of the nonstatutory nature of the Option, the Optionee will (again, under the current Internal Revenue Code (the "Code") recognize income equal to the difference, if any between the price paid to purchase the Option Shares upon exercise of the Options and the fair market value of the Option Shares on the dates that the Option is exercised. The Optionee further understands that the IRS and/or the FTB could dispute that the Purchase Price set forth in Section 2 is the present fair market value of the Option Shares. The Company represents that it has determined that Purchase Price equals or exceeds the fair market value of each Option Share as of the date of grant of these Options. The Optionee, however, agrees not to sue or otherwise seek redress from the Company, the Committee, or the Company's Board of Directors for any tax liability he or she incurs due to reliance on such fair market value determination.

         13.      TAX ADVICE

                  Notwithstanding anything contained in Section 12 above or in any other part of this Agreement, the Optionee represents and agrees that he or she has not received or relied upon any tax advice from the Company or its counsel with respect to this Agreement.

         14.      CONFIDENTIALITY AND FINANCIAL INFORMATION

                  (a) CONFIDENTIALITY. The Company has a general policy of maintaining the confidentiality of certain Company records. The Option Shares shall be subject to such confidentiality policy and all certificates representing the Option Shares shall bear the following legend:

                  THE HOLDER OF RECORD OF THESE SHARES, AND SUCH HOLDER'S AGENTS AND ATTORNEYS, MAY BE REQUIRED TO EXECUTE NONDISCLOSURE STATEMENTS PRIOR TO BEING PERMITTED TO INSPECT CERTAIN RECORDS OF THE COMPANY.

                  (b) FINANCIAL INFORMATION. Whenever the Company provides financial statements, whether audited or unaudited, to all of its shareholders as a group, the Company shall concurrently provide the Optionee with a copy of such financial statements. Notwithstanding the foregoing, the Company shall upon request provide the Optionee at the end of its fiscal year with a copy of its financial statements, either audited or unaudited, for such fiscal year, within ninety (90) days after the end of such fiscal year, if the Optionee is then an optionee of the Company.

                  (c) CONFIDENTIALITY OF FINANCIAL INFORMATION. Optionee acknowledges that such financial statements are confidential information of the Company and are being provided solely in order to assist him in the decision of whether and when to exercise the Option. Optionee therefore agrees (i) to maintain the confidentiality of all such financial statements and not to disclose the contents of such financial statements to any third party without the prior written consent of the Company's Board of Directors and (ii) not to use such financial statements for any other purpose.

         15.      MISCELLANEOUS

                  (a) CHOICE OF LAW; FORUM; JURISDICTION AND VENUE. This Agreement shall be governed by, and construed in accordance with, internal laws of the State of California applicable to contracts made by California residents which are to be performed in California, but without reference to the choice of laws principles of California or of any other jurisdiction. The parties agree that any suit or proceeding in connection with, arising out of, or relating to this Agreement shall be instituted only in a court (whether federal or state) located in the County of Santa Barbara, California, and for the purpose of any such suit or proceeding the parties irrevocably consent and submit to the personal and subject matter jurisdiction and venue of any such court in any such suit or proceeding. The parties hereby agree that service of process may be effected in the same manner as notice is given pursuant to Section 11 above.

                  (b) REMEDIES. In the event of a breach by any party of its obligations under this Agreement, the aggrieved party shall be entitled to exercise any rights and remedies available at law or equity. In addition to all other rights it may have, the Company shall have the right to enjoin any sale or other transfer of the Option Shares which would violate or cause a breach of the Market Stand-Off or the securities laws of the U.S. or any state. The prevailing party in any suit or proceeding in connection with, arising out of, or relating to this Agreement shall be entitled to reasonable attorney's fees.

                  (c) AMENDMENT; WAIVER. This Agreement may only be amended or changed by a written instrument signed by the parties hereto; however no additional consideration is necessary to make such amendment or change. Any covenant, condition, or consideration contained in this Agreement may be waived or any breach thereof may be excused, only by a writing signed by the party or persons entitled to the benefits thereof or remedies therefor.

                  (d) SEVERABILITY. If the application of any provision or provisions of this Agreement to any particular facts or circumstances shall be held to be invalid or unenforceable by any court of competent jurisdiction, then
(i) the validity and enforceability of such provision or provisions as applied to any other particular facts or circumstances and the validity of other provisions of this Agreement shall not in any way be affected or impaired thereby and (ii) such provision or provisions shall be reformed without further action by the parties hereto to and only to the extent necessary to make the same valid and enforceable when applied to such particular facts and circumstances and to the extent possible consistent with the intent of such provision or provisions.

                  (e) ENTIRE UNDERSTANDING. This Agreement, and any document or agreements executed by the parties pursuant to this Agreement or incorporated herein, constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersede all prior agreements or understandings, written or oral, between the parties with respect thereto. No party shall be liable or bound to the other in any manner by any warranty, representation, or covenant contained in any such prior agreement, understanding, or contract except as specifically set forth in this Agreement.

                  (f) EXHIBITS. The exhibits referred to herein and annexed hereto are hereby incorporated into and made a part of this Agreement.

                  (g) BINDING AGREEMENT. This Agreement shall be binding on each party hereto, and on each of their respective heirs, successors, executors, administrators, and assigns.

                  (h) COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which will be deemed an original and all of which together will constitute one and the same instrument.

                  (i) TIME. Time is expressly made of the essence of this Agreement, especially (but not only) with respect to the vesting and exercise provisions set forth in Sections 3(b) and 8, above and the Market Stand-Off provisions of Section 10, above.

AUTHORIZED SIGNATURES

         IN WITNESS WHEREOF, in order to bind themselves to the terms and conditions of this Incentive Stock Option Agreement, Optionee and the Company, by its duly authorized representative, have executed this Agreement as set forth below, to be effective as of the day and year first set forth above.

THE COMPANY:                                       VALUECLICK, INC.

                                                   By:
                                                       -------------------------
                                                       (signature)

                                                       -------------------------
                                                       (print name)

                                                       -------------------------
                                                       (title)

OPTIONEE:

                                                   -----------------------------
                                                   (signature)

                                                   -----------------------------

                                                   -----------------------------
                                                   (address)

                                                   -----------------------------
                                                   (telephone/facsimile numbers)

                                    EXHIBIT A

                     VALUECLICK, INC. 1999 STOCK OPTION PLAN